UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07533

The Lou Holland Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Address of principal executive offices)

Susan M. Chamberlain

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-553-4844

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

LOU HOLLAND

GROWTH FUND

Letter to Shareholders February 2008	Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund.

Fund Results

Despite the volatility in the stock market during the year ended December 31, 2007, the major U.S. large capitalization equity indexes ended the year in positive territory. After underperforming since 2000, growth stocks outperformed value stocks across every capitalization range, and by a wide gap; large cap stocks outperformed small cap stocks, reversing a trend of underperformance for most of the past several years. Given the Fund’s large cap growth bias, it participated in these recent trends, returning 9.40% for the year. The Fund’s conservative growth at a reasonable price strategy lagged the more robust performance of its primary benchmark, the Russell 1000® Growth Index, which gained 11.81%; however, it outperformed the general market S&P 500 Index, which rose 5.49%.

Fund Performance

Despite the negative impact of an overweight in the weak financial services sector and a lack of exposure to the strong performing materials & processing sector, allocation decisions were favorable overall. The Fund has maintained solid exposure to energy-related sectors over the past several years. The decision to remain overweight in integrated oils and other energy continued to benefit the portfolio during the year. The Fund’s underweight in consumer discretionary stocks, which have been hurt by the downturn in housing and concerns about a slowdown in consumer spending also aided performance.

Strong stock selection was achieved among a number of sectors, including producer durables, health care and technology, but was more than offset by poor performance mainly in financial services and utilities holdings. Financial holdings hurt performance as the sector and individual stocks were negatively impacted by fallout from the subprime mortgage mess and the resulting credit crisis. We strategically reduced our overall exposure to financials throughout the year and redeployed the proceeds into stocks and sectors in which we have stronger conviction.

Beginning with the winners, Apple, in technology, was the top performer followed by Suntech Power ADR, in producer durables, which was highlighted as a new holding in our June 2007 semi-annual report. Apple continued to benefit from positive product trends including solid Macintosh computer and iPod sales, and the new iPhone extending into Europe. Suntech, although volatile, rose significantly on news of faster than anticipated volume growth and the signing of several key long-term contracts which are expected to enhance the company’s ability to make solar a more attractive alternative energy source.

Invitrogen and Teva Pharmaceuticals, in health care, and Occidental Petroleum, in integrated oils, are also worth noting. While Invitrogen’s earnings fluctuate quarter-to-

LOU HOLLAND

GROWTH FUND

quarter, the sale of research related tools to the health care industry continues to increase the company’s long term prognosis for double digit earnings growth. Fears that Teva would lack earnings growth in 2007 were proven unfounded. Occidental Petroleum moved up nicely on higher oil prices, strong production growth, and high rates of return.

Countrywide Financial, Citigroup, and Fannie Mae were among the most significant performance detractors and were sold prior to year end. A number of financial services positions were reduced, including American International Group (AIG), which also performed poorly. It is noteworthy that in the face of the financial turmoil, AFLAC and TD Ameritrade performed extremely well.

Sprint Nextel and Comcast, in utilities, did not perform as expected. Operational issues plagued Sprint and the stock sold off as investors waited for the company to hire a new CEO and then may also have been disappointed with the choice. Sprint was sold in early 2008 as it no longer meets our long term growth criteria. Weak subscriber metrics and higher capital expenditures hurt Comcast.

Kohl’s Corporation, one of the best performing holdings in 2006 and what we consider to be one of the best managed department store retailers, has been punished in the current uncertain economic environment.

Portfolio Changes

Our fundamental bottom-up research identified a number of names during the year that met our long-term fundamental investment criteria of double-digit earnings growth rates and reasonable valuations. Additions during the most recent quarter include Cisco Systems, the leading global player in the networking-communications space. As internet traffic continues its stellar growth over the next decade and with the solid long term drivers for infrastructure build out, especially burgeoning video-over-IP, the company should be a primary beneficiary. United Technologies, which provides high-tech products and services in the aerospace and building industries worldwide, and Terex, the third largest construction and mining equipment manufacturer in the world, were purchased to gain exposure to global growth and infrastructure build out.

Stocks are generally sold when they no longer meet our long-term investment criteria or when replaced with a better idea. In addition to the financial holdings previously mentioned as being sold, a number of positions were recently eliminated including Eli Lilly, Cheesecake Factory, Carnival Cruise, Motorola, Weight Watchers, and Boston Scientific.

Outlook

We are cautious moving into 2008 and expect the stock market to remain volatile, particularly during the first half of the year. We believe that one of the biggest threats to stock returns in 2008 is the risk of recession, for which the odds have increased. We expect to see more fallout from the mortgage and credit crisis near term. More importantly, consumer spending, which drives 70% of economic activity, continues to

LOU HOLLAND

GROWTH FUND

face a number of headwinds including tighter credit, falling home prices (affecting the consumer’s ability to withdraw equity for spending purposes), higher mortgage payments (due to interest rate resets on certain mortgages), high energy prices and, most recently, a weaker than expected employment picture. The Federal Reserve has reduced interest rates since August 2007 in a series of steps that attempts to ease the credit crunch and to help avoid a recession, and has vowed, if necessary, to take further action. However, it is uncertain how effective or certain their actions will be near term and concerns linger about whether lower interest rates will stoke inflation, which had been a primary concern of the Fed prior to the recent crisis.

Nevertheless, we remain optimistic about large cap growth stocks. During a slowing economy, large companies generally perform better due to their size, exposure to foreign markets, cost-cutting potential, higher dividend paying potential, and perceived safety. While global diversification benefits many large companies in a slowing domestic economic environment, we have become a bit cautious of this benefit as economies of foreign developed and emerging countries are now also showing signs of weakness.

Growth stocks outperformed value stocks during 2007, after underperforming for seven consecutive years. In this uncertain economic and stock market environment, we expect investors to favor companies with the most stable and highest-quality earnings growth. Additionally, we believe investors will gravitate to companies with a leadership position, strong financial positions, good earnings growth potential, reasonable valuations, and low debt levels, measures consistent with our bottom up fundamental investment criteria.

We continue to expect our conservative growth at a reasonable price investment style to outperform our growth style benchmark over a complete market cycle, a period that would include both an up market and down market cycle, with less volatility than the benchmark. In a rising market environment where leadership is driven by growth stocks, particularly aggressive, lower quality, momentum-driven growth stocks, we would expect to provide meaningful upside participation, yet may not outperform our benchmark due to our conservative approach. However, we expect our strategy to provide downside protection, or to capture less downside, in an environment where growth stocks lead the market down and/or during an extended down market cycle.

Sincerely,

Monica L. Walker Managing Director & Chief Investment Officer - Equity

LOU HOLLAND

GROWTH FUND

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/97. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING http://www.hollandcap.com/lhgf_perf.html.

RUSSELL 1000® GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 689 of those Russell 1000® companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Average Annual Rate of Return for the Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Lou Holland Growth Fund	9.40%	10.15%	5.59%
Russell 1000® Growth Index	11.81%	12.10%	3.83%

LOU HOLLAND

GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bank”), charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally,

Industry Sectors as of December 31, 2007 (Unaudited) Percentages relate to net assets
U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07 – 12/31/07
Lou Holland Growth Fund Actual	$1,000	$1,017.10	$6.86
Hypothetical (5% return before expenses)	$1,000	$1,018.46	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio (after reimbursement) of 1.35%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period from July 1, 2007 to December 31, 2007).

LOU HOLLAND

GROWTH FUND

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investments, at market value (cost $42,563,005)	$55,710,965
Dividends receivable	58,399
Receivable from investment securities sold	198,497
Receivable from shareholders for purchases	2,254
Other assets	26,385

Total Assets	$55,996,500

LIABILITIES:
Payable to Investment Adviser	$58,500
Payable to shareholders for redemptions	172,737
Accrued expenses and other liabilities	61,985

Total Liabilities	293,222

NET ASSETS	$55,703,278

NET ASSETS CONSIST OF:
Capital stock	$42,959,268
Accumulated net realized loss on investments	(403,950)
Net unrealized appreciation on investments	13,147,960

Total Net Assets	$55,703,278

Shares outstanding	2,811,365

Net Asset Value, Redemption Price and Offering Price Per Share	$19.81

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $3,862)	$657,156
Interest income	8,022

Total Investment Income	665,178

EXPENSES:
Investment management fees	487,847
Transfer agent fees	51,521
Accounting fees	48,000
Trustee fees	40,000
Legal fees	37,182
Audit and tax fees	31,637
Printing costs	29,130
Administration fees	28,698
Registration fees	17,710
Custody fees	11,384
Other	27,372

Total expenses before waiver and reimbursement	810,481
Less: Waiver and reimbursement from Investment Adviser	(35,663)

Net Expenses	774,818

NET INVESTMENT LOSS	(109,640)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,169,065
Change in unrealized appreciation (depreciation) on investments	4,160,732

Net realized and unrealized gain on investments	5,329,797

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,220,157

The accompanying notes are an integral part of these Financial Statements.

Statement of Operations

For the Year Ended December 31, 2007

LOU HOLLAND

GROWTH FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2007	Year Ended December 31, 2006

OPERATIONS:
Net investment income (loss)	$(109,640)	$61,680
Net realized gain (loss) on investments	1,169,065	1,137,333
Change in unrealized appreciation (depreciation) on investments	4,160,732	1,823,888

Net increase in net assets from operations	5,220,157	3,022,901

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	(16,362)	(45,318)
Distributions from net realized gains	(1,582,850)	(836,271)

Total distributions	(1,599,212)	(881,589)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,072,261	31,950,093
Net asset value of shares issued for reinvested distributions	1,596,645	880,127
Cost of shares redeemed	(10,579,955)	(16,048,207)

Net increase (decrease) in net assets from capital share transactions	(6,911,049)	16,782,013

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,290,104)	18,923,325

NET ASSETS:
Beginning of period	58,993,382	40,070,057

End of period (including undistributed net investment income of $0 and $16,362, respectively)	$55,703,278	$58,993,382

CHANGES IN SHARES OUTSTANDING:
Shares sold	105,757	1,778,479
Shares reinvested	81,922	47,065
Shares redeemed	(539,578)	(889,023)

Net increase (decrease)	(351,899)	936,521

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$18.65	$17.99	$18.23	$16.58	$12.98

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	0.02	(0.03)	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	1.79	0.92	(0.12)	1.80	3.62

Total from investment operations	1.75	0.94	(0.15)	1.85	3.60

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	—	(0.05)	—
Distributions from capital gains	(0.58)	(0.27)	(0.09)	(0.15)	—

Total distributions	(0.59)	(0.28)	(0.09)	(0.20)	—

Net asset value, end of period	$19.81	$18.65	$17.99	$18.23	$16.58

Total return	9.40%	5.23%	(0.80)%	11.21%	27.73%

Supplemental data and ratios:

Net assets, end of period	$55,703,278	$58,993,382	$40,070,057	$42,143,873	$34,822,593

Ratios of expenses to average net assets:
Before expense waiver and reimbursement	1.41%	1.47%	1.65%	1.88%	1.69%
After expense waiver and reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%

Ratios of net investment income (loss) to average net assets:
Before expense waiver and reimbursement	(0.25)%	(0.02)%	(0.47)%	(0.24)%	(0.45)%
After expense waiver and reimbursement	(0.19)%	0.10%	(0.17)%	0.29%	(0.11)%

Portfolio turnover rate	25.58%	31.64%	30.63%	40.83%	37.10%

(1)	Calculated using average shares outstanding method.

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments

December 31, 2007

Number of Shares		Value
	COMMON STOCKS - 98.2% (a)
	Auto & Transportation - 2.7%
8,650	Burlington Northern Santa Fe Corp.	$719,940
8,825	FedEx Corp.	786,925

		1,506,865

	Consumer Discretionary - 8.6%
14,500	International Game Technology	636,985
14,300	Kohl’s Corp.*	654,940
8,200	MSC Industrial Direct Co. - Class A	331,854
17,900	Omnicom Group Inc.	850,787
22,950	Staples Inc.	529,457
18,850	Time Warner Inc.	311,214
20,050	Wal-Mart Stores, Inc.	952,977
16,750	Walt Disney Co.	540,689

		4,808,903

	Consumer Staples - 6.6%
24,500	PepsiCo, Inc.	1,859,550
12,950	Procter & Gamble Co.	950,789
22,750	Walgreen Co.	866,320

		3,676,659

	Financial Services - 8.2%
16,100	AFLAC Inc.	1,008,343
21,200	American International Group, Inc.	1,235,960
14,850	Automatic Data Processing, Inc.	661,271
2,700	Goldman Sachs Group, Inc.	580,635
21,200	H&R Block, Inc.	393,684
34,800	TD Ameritrade Holding Corp.*	698,088

		4,577,981

Number of Shares		Value
	Healthcare - 18.8%
17,800	Covidien Ltd. [f]	$788,362
12,250	CVS Caremark Corp.	486,938
11,750	Genzyme Corp.*	874,670
20,850	Hospira Inc.*	889,044
19,100	IMS Health Inc.	440,064
10,050	Invitrogen Corp.*	938,771
22,600	Johnson & Johnson	1,507,420
9,200	Laboratory Corporation of America Holdings*	694,876
13,800	McKesson Corp.	904,038
10,500	Medtronic Inc.	527,835
69,400	Schering-Plough Corp.	1,848,816
12,750	Teva Pharmaceutical Industries Ltd.-Sponsored ADR	592,619

		10,493,453

	Integrated Oils - 6.6%
5,000	Chevron Corp.	466,650
17,850	Exxon Mobil Corp.	1,672,367
19,800	Occidental Petroleum Corp.	1,524,401

		3,663,418

	Other - 1.0%
15,250	General Electric Co.	565,318

	Other Energy - 8.2%
17,750	BJ Services Co.	430,615
22,650	Halliburton Co.	858,662
18,900	Noble Corp. f	1,068,039
42,500	XTO Energy, Inc.	2,182,800

		4,540,116

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments (Continued)

December 31, 2007

Number of Shares		Value
	Producer Durables - 4.6%
17,700	American Tower Corp.*	$754,020
11,850	Suntech Power Holdings Co. Ltd. ADR*	975,491
6,600	Terex Corp.*	432,762
5,250	United Technologies Corp.	401,834

		2,564,107

	Technology - 29.2%
28,850	Adobe Systems Inc.*	1,232,761
7,500	Affiliated Computer Services Inc.*	338,250
13,550	Apple Inc.*	2,683,984
57,600	Cisco Systems, Inc.*	1,559,232
56,050	Citrix Systems, Inc.*	2,130,461
23,300	Cognos, Inc.* [f]	1,341,381
60,450	Intel Corp.	1,611,597
10,600	International Business Machines Corp.	1,145,860
75,750	Microsoft Corp.	2,696,700
17,550	QUALCOMM Inc.	690,593
51,950	Symantec Corp.*	838,472

		16,269,291

	Utilities - 3.7%
38,125	Comcast Corp. - Class A*	696,163
14,300	Questar Corp.	773,630
42,800	Sprint Nextel Corp.	561,963

		2,031,756

	Total common stocks (cost $41,549,907)	54,697,867

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 1.8% (a)
	Money Market Fund - 1.8%
$1,013,098	Fidelity Institutional Government Money Market Fund, 4.46% (b)	$1,013,098

	Total short-term investments (cost $1,013,098)	1,013,098

	Total investments – 100.0% (cost $42,563,005)	55,710,965

	Other liabilities in excess of other assets – 0.0% (a)	(7,687)

	TOTAL NET ASSETS – 100%	$55,703,278

(a)	Percentages for the various classifications relate to net assets.

(b)	Dividend yield changes to reflect current market conditions. Rate is quoted yield as of December 31, 2007.

f	Foreign Security

*	Non-income producing security

ADR	– American depository receipt

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES	The Lou Holland Trust (the “Trust”) was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the “Fund”). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996, and has an unlimited number of shares authorized for issuance with no par value.

The Fund’s financial statements have been prepared as of the close of trading on the New York Stock Exchange (the “Exchange”) on December 31, 2007. The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - The net asset value of shares of the Fund is normally calculated as of the close of trading (generally, 4:00 PM Eastern Time) on the Exchange on every day the Exchange is open for trading. Stocks are valued at the last quoted sales price on the exchange on which they are primarily traded. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Bonds are valued on the basis of prices furnished by approved pricing services or based on quotations provided by reputable broker-dealers. Investments in mutual funds are valued at the net asset value per share determined as of the close of the Exchange on valuation date. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Fund’s administrator under the supervision of Holland Capital Management, L.P. (the “Investment Adviser”) and the Board of Trustees. As of December 31, 2007, no securities were fair valued. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in a particular security was halted during the day and not resumed prior to the close of trading on the Exchange. Short-term securities maturing within sixty (60) days are valued at amortized cost, which approximates market value.

b) Security Transactions and Investment Income - Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

c) Federal Income Taxes - The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

d) Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Net realized capital gains will be distributed only to the extent they exceed available capital loss carryforwards.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and possible adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g) Recent Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns that remain subject to examination by the Fund’s major tax jurisdictions. At December 31, 2007, returns subject to examination include those filed for the period ended December 31, 2004 and thereafter. Management adopted FIN 48 in 2007 and has evaluated the Fund’s tax positions for the applicable periods. Based on that evaluation, management concluded that the adoption of FIN 48 did not have an effect on the Fund’s financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. Management has analyzed the impact of SFAS No. 157 and does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for future periods.

2. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended December 31, 2007, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	14,553,687	24,006,730

3. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. Permanent differences, such as gain recognition on contributed securities and net operating losses, are reclassified within the

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the net asset value of the Fund. At December 31, 2007, the permanent differences increased undistributed net investment income and decreased accumulated net realized gain on investments by $109,640.

At December 31, 2007, the cost of investments was $42,611,457 and gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized:
Appreciation	$14,305,002
(Depreciation)	(1,205,494)

Net unrealized appreciation (depreciation) on investments	$13,099,508

At the close of business on May 2, 1996, the Partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2007, the Fund held securities with $59,770 of net unrealized appreciation relating to the transfer.

The tax character of distributions paid for the fiscal years ended December 31, 2007 and 2006, was designated for purposes of the dividends paid deduction as follows:

	December 31, 2007	December 31, 2006
Distributions from:
Net ordinary income*	$420,235	$45,318
Net long-term capital gains**	1,178,977	836,271

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**	The Fund hereby designates this amount paid during the fiscal year ended December 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852 (b) (3).

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

At December 31, 2007, the tax components of undistributed net ordinary income and net long-term capital gains were as follows:

Undistributed net ordinary income*	$25,264
Undistributed net long-term capital gain	0

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund had $380,762 of capital losses realized from November 1, 2007 through December 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

4. RELATED PARTY AGREEMENTS	The Fund has entered into an Investment Management and Administration Agreement with the Investment Adviser. Pursuant to its management agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund’s daily net assets up to $500 million. The fee declines at specified breakpoints as net assets increase.

The Investment Adviser has contractually agreed to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This reimbursement may only be terminated under the approval of the Board of Trustees. For the year ended December 31, 2007, the Investment Adviser waived and reimbursed the Fund $35,663.

Prior to December 3, 2007 Holland Capital Management, L.P. served as principal underwriter and distributor (the “Former Distributor”) of the shares of the Fund pursuant to a Distribution Agreement between the Former Distributor and the Trust. The Fund’s shares are sold on a no-load basis and, therefore, the Former Distributor received no sales commission or sales load for providing services to the Fund. No shareholder trades were placed through the Former Distributor for the year ended December 31, 2007. Effective December 3, 2007, the Trust entered into a new distribution agreement (“Distribution Agreement”) with Foreside Distribution Services, L.P. (“Foreside”). Under the Distribution Agreement, Foreside acts as an agent of the Trust in connection with the offering of the shares of the Fund. The Investment Adviser provides compensation, at its own expense, to Foreside for providing distribution and other services. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

5. SUBSEQUENT EVENT	Effective January 1, 2008, Holland Capital Management, L.P. reorganized as Holland Capital Management LLC.

LOU HOLLAND

GROWTH FUND

Report of Independent Registered Public Accounting Firm	To the Shareholders and Board of Trustees of The Lou Holland Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lou Holland Growth Fund (the “Fund”), the sole portfolio of the Lou Holland Trust, as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for each of the periods ended on or prior to December 31, 2005, were audited by other auditors whose report, dated February 23, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the respective stated two years then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 22, 2008

LOU HOLLAND

GROWTH FUND

TRUSTEES AND OFFICERS (Unaudited)

(1) Name and Address[1]	Age	(2) Position(s) Held With Fund	(3) Term of Office and Length of Time Served[2]	(4) Principal Occupation(s) During Last Five Years	(5) Number of Portfolios in Fund Complex Overseen by Trustee	(6) Other Directorships Held by Trustee
Disinterested Trustees
Carla S. Carstens	57	Chair of Audit Committee and Independent Trustee	3 years	President, Carstens Associates (Management Consulting)	1	None
Philip Halpern	53	Independent Trustee	1 year	Chief Investment Officer, Tellus Asset Management, LLC. Former Vice President and Chief Investment Officer, University of Chicago	1	None
JoAnn Sannasardo Lilek	51	Chair of the Board and Independent Trustee	3 years	Chief Financial Officer, DSC Logistics (Third-Party Logistics Provider)	1	None
Interested Trustee
Louis A. Holland[3]	66	Trustee and President	11 years	Founder and Investment Strategist, Holland Capital Management LLC	1	Board of Directors of the Packaging Corporation of America

1 The address for all Trustees and Officers is One North Wacker Drive, Suite 700, Chicago, IL 60606.

2 Each Trustee and Officer of the Fund is elected to serve for an indefinite term, until his or her death, resignation or removal from office.

3 Mr. Holland is an “interested person” of the Fund as that term is defined under the 1940 Act, because of his employment by and ownership interest in Holland Capital Management LLC, the Fund’s investment adviser, and its predecessor, Holland Capital Management, L.P.

LOU HOLLAND

GROWTH FUND

(1) Name and Address[1]	Age	(2) Position(s) Held With Fund	(3) Term of Office and Length of Time Served[2]	(4) Principal Occupation(s) During Last Five Years	(5) Number of Portfolios in Fund Complex Overseen by Trustee	(6) Other Directorships Held by Trustee
Officers
Laura J. Janus	60	Treasurer	11 years	Managing Director and Chief Investment Officer — Fixed Income, Holland Capital Management LLC	N/A	N/A
Monica L. Walker	49	Secretary	11 years	Managing Director and Chief Investment Officer — Equity, Holland Capital Management LLC	N/A	N/A
Susan M. Chamberlain	64	Chief Compliance Officer	At Discretion of the Board Since October 2004	Chief Compliance Officer for the Trust and Holland Capital Management LLC. Previously Chief Operating Officer and Chief Compliance Officer, Quantlab Capital Management	N/A	N/A

1 The address for all Trustees and Officers is One North Wacker Drive, Suite 700, Chicago, IL 60606.

2 Each Trustee and Officer of the Fund is elected to serve for an indefinite term, until his or her death, resignation or removal from office.

ADDITIONAL INFORMATION

For additional information about the Fund’s Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at http://www.hollandcap.com/lhgf_perf.html and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2007, is also available on the Fund’s website or the Commission’s website. Information on how the Fund voted proxies is also available by calling 1-800-295-9779.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distribution Information: The Fund designates 100% of the dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

TRUSTEES AND OFFICERS

Carla S. Carstens, Trustee and

Chair of the Audit Committee

Philip Halpern, Trustee

Louis A. Holland, President and Trustee

Founder and Investment Strategist,

Holland Capital Management LLC

JoAnn Sannasardo Lilek, Trustee and

Chair of the Board of Trustees

Susan M. Chamberlain,

Chief Compliance Officer

The Lou Holland Trust and

Holland Capital Management LLC

Laura J. Janus, Treasurer

Managing Director and

Chief Investment Officer-Fixed Income,

Holland Capital Management LLC

Monica L. Walker, Secretary

Managing Director and

Chief Investment Officer-Equity,

Holland Capital Management LLC

INVESTMENT ADVISER

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

Telephone (312) 553-4830

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone (800) 295-9779

DISTRIBUTOR

Foreside Distribution Services, L.P.

100 Summer Street, 15th Floor

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

Chicago, IL 60606

SPECIAL COUNSEL

Jorden Burt LLP

Washington, DC 20007

LOU HOLLAND

GROWTH FUND

ANNUAL REPORT

December 31, 2007

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Ms. Carla S. Carstens and Ms. JoAnn Lilek, members of its Audit Committee, are Audit Committee Financial Experts. Ms. Carstens and Ms. Lilek are “independent” as such term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The Fund of the registrant is directly responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

Deloitte & Touche LLP (“Deloitte”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2007 and December 31, 2006. The following table sets forth aggregate fees billed by Deloitte for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by Deloitte

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$25,000	$0	$4,000	$0
2006	$24,000	$0	$4,000	$0

The above Tax Fees for 2007 and 2006 are the aggregate fees billed for professional services by Deloitte to the registrant for tax compliance, tax advice and tax return review.

During the fiscal years ended December 31, 2007 and December 31, 2006, Deloitte did not provide any services to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

1.	The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants including to provide audit services to the Trust.
2.

The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide non-audit services to the Trust, to the Trust’s investment adviser, or to any affiliate of the investment adviser that provides ongoing services to the Trust, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust.

3.

In evaluating a proposed engagement of the independent accountants to provide a non-audit service to the Trust’s investment adviser, or any affiliate of the investment adviser that provides ongoing services to the Trust, the Audit Committee shall assess and determine the effect such service might reasonably be expected to have on the accountants’ independence as it relates to the audit of the Trust’s financial statements.

4.

The provision of non-audit services to the Trust’s investment adviser, consisting specifically of preparation and filing of tax returns with federal, state or local authorities, and the review of the adviser’s systems of internal control pursuant to SAS 70, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, to whom authority to grant such approvals hereby is expressly delegated by the Committee; provided that, the Chair shall report any such approvals to the Audit Committee at its next regular meeting.

5.	Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if:
a.

the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountants by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided;

b.	such services were not recognized by the Trust at the time of engagement to be non-audit services; and,
c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee, to whom authority to grant such approvals hereby expressly is delegated by the Committee.

(e)(2) Not applicable.

(f) Not applicable.

(g) Deloitte received $4,000 and $4,000 for the fiscal years ended December 31, 2007 and December 31, 2006, respectively, for non-audit services rendered to the registrant. Deloitte did not provide any non-audit services to Adviser Entities for the fiscal years ended December 31, 2007 and December 31, 2006.

(h) For the fiscal years ended December 31, 2007 and December 31, 2006, there were no non-audit services that were rendered to Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures are effective and that they provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1) The Code of Ethics is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LOU HOLLAND TRUST

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President
Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President
Date:	March 6, 2008

By:	/s/ Laura J. Janus
Name:	Laura J. Janus
Title:	Treasurer
Date:	March 6, 2008

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(a)(3)	Not applicable.

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.